UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 8, 2023

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of Principal Executive Offices, including Zip Code)

(877) 202-2666
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 8, 2023, Finance of America Companies Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of voting on the below three proposals, each of which is described in more detail in the Company’s definitive proxy statement, dated April 26, 2023.

As of the close of business on April 19, 2023, the record date for the Meeting, there was a total voting power of 233,191,413 votes, consisting of the following shares entitled to vote at the Meeting: (i) 87,388,810 vested shares of Class A Common Stock, (ii) 4,258,500 unvested shares of Class A Common Stock, and (iii) 15 shares of Class B Common Stock, representing the voting power of 141,544,103 Class A LLC Units of Finance of America Equity Capital LLC ("FOAEC"). The holders of 196,139,639 votes, or 84.11% of the voting power, consisting of vested Class A Common Stock, unvested Class A Common Stock and Class B Common Stock were present in person or were represented by valid proxies at the Meeting. The shares of Class B Common Stock have no economic rights, but entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of Class A LLC Units of FOAEC held by such holder on all matters on which holders of Class A Common Stock are entitled to vote generally.
Proposal 1: Election of Directors
The stockholders elected the individuals listed below as directors to serve on the Company’s Board for a term expiring at the Company’s 2024 annual meeting of stockholders. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian L. Libman	175,018,035	9,467,658	11,653,946
Norma C. Corio	184,206,787	278,906	11,653,946
Robert W. Lord	182,027,065	2,458,628	11,653,946
Tyson A. Pratcher	184,203,799	281,894	11,653,946
Lance N. West	184,206,365	279,328	11,653,946
Proposal 2: Advisory Vote on Named Executive Officer Compensation
The stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers of the Company. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
183,447,703	350,150	687,840	11,653,946

Proposal 3: Ratification of Appointment of BDO USA, LLP
The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstain
192,329,495	3,632,714	177,430

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.
Date: June 12, 2023	/s/ Johan Gericke
Name: Johan Gericke
Title: Chief Financial Officer